          Motion Picture Industry Pension and Individual Account Plans
                            11365 Ventura Boulevard
     Mailing Address: P.O. Box 1999  o  Studio City, California 91614-1999
                  Outside Southern California: (888) 369-2007
                        On the Internet: www.mpiphp.org
           Phone: (818 or 310) 769-0007  o  Main FAX: (818) 508-4714

To All Participants:

     As Directors of the Motion Picture Industry Pension and Individual Account Plans (the "Plans"), we are pleased to provide you with this Summary Plan Description, which outlines the highlights of the Pension and Individual Account Plans. We strongly urge you to read this booklet very carefully in order to understand your rights and obligations as a Participant.

     The Plans actually consist of two different plans: the Motion Picture Industry Pension Plan ("Pension Plan") and the Motion Picture Industry Individual Account Plan ("IAP" or "Individual Account Plan"). While a number of the provisions under the two Plans are the same, there are differences which could affect your benefits from one Plan and not the other. The Pension Plan is a defined benefit plan and the Individual Account Plan is a defined contribution plan.

     Please note that if the facts and circumstances of a particular situation occurred prior to September 1, 1998, the provisions of the Plans in effect at the relevant date must be applied. (Those provisions may be different from the rules currently in effect and contained in this booklet.)

     This summary does not try to cover all the detailed provisions contained in the Plan documents and related Trust Agreements. The specific legal rules that govern the administration of the Plans and your rights under the Plans are found in the applicable Plan and related Trust documents. In the event of any conflict between the Plan documents and this Summary Plan Description (or any other written or oral communication), the Plan documents will control.

     It is very important to keep the Plan Office informed of any change in your mailing address to ensure that you receive all communications promptly.

How to Get Information:

     Please telephone the Plan Office at the numbers above if you have any questions or need assistance.

BOARD OF DIRECTORS

                            Motion Picture Industry
                      Pension and Individual Account Plans

                                 September 1998

Board of Directors

          Gene Allen                    Ronald G. Kutak
          Joseph A. Aredas              Hank Lachmund
          Earl E. Brendlinger           Marlene Mattaschiam
          Stephanie A. Caprielian       Patrick R. Maurice
          J. Nicholas Counter, III      Michael P. Messina
          Anthony Cousimano             Louis H. Shore
          Bruce C. Doering              Thomas C. Short
          Steven R. Escovedo            Stephen P. Taylor
          Sandra Berke Jordan           Marshall Wortman

Alternate Directors

          Helayne 1. Antler             Pamela E. Mack
          Marjo R. Bernay               John M. McLean
          Charles Byloos                Carmine A. Palazzo
          Stephen C. Carroll            Leo T. Reed
          Michele Caylor                Michael Rosenfeld
          James E. Choice, III          Ted D. Rubin
          Harry J. Floyd                Raymond B. Schillaci
          Carole J. Frazier             Mark A. Seay
          Harry G. Isaacs               William A. Sutman

Executive Administrative Director

                    Harley B. Blankenship

Legal Counsel

                    Geffner & Bush
                    Mitchell, Silberberg & Knupp, LLP
                    O'Melveny & Myers, LLP

Actuary & Consultant

                    William M. Mercer, Inc.
                    The Segal Company

Auditor

                    Miller, Kaplan, Arase & Company

                                    Contents

Some Terms and Definitions Used in this Booklet
Beneficiary ................................................................   1
Break in Service ("BIS") ...................................................   1
Collective Bargaining Agreement ............................................   1
Contributions ..............................................................   1
Credited Hour ..............................................................   1
Director ...................................................................   2
Employee ...................................................................   2
Employee-derived Benefit ...................................................   2
Employer ...................................................................   2
Employer-derived Benefit ...................................................   2
ERISA ......................................................................   3
Fiduciary ..................................................................   3
IAP ........................................................................   3
Month of Suspendible Service ...............................................   3
Nonaffiliated Employee .....................................................   3
PBGC .......................................................................   4
Pension Plan ...............................................................   4
Plan Year ..................................................................   4
Plans or Plan ..............................................................   4
Qualified Spouse ...........................................................   4
Qualified Year .............................................................   4
UV & HP ....................................................................   4
Vested Hour ................................................................   4
Vested Year ................................................................   5
Vesting ....................................................................   5
Work in the Industry .......................................................   6

Motion Picture Industry Pension Plan
(Defined Benefit Plan)
Pension Requirements .......................................................   7

Retirement Benefits
Normal Retirement Pension .................................................    8

Early Retirement Pension
Reduced Early Retirement Pension ..........................................   10
Special Reduced Early Retirement Pension ..................................   10
Unreduced Early Retirement Pension ........................................   11

Disability Retirement Pension .............................................   12

Late Retirement Pension ...................................................   13

Contents, contd.

Minimum Distribution Payments .............................................   14

Types of Pension Payment

Basic Type of Pension Benefit for Unmarried Participants ..................   15
   Life Annuity Benefit ...................................................   15
Basic Type of Pension Benefit for Married Participants ....................   15
   Qualified Joint and 50% Survivor Annuity Benefit .......................   15
Optional Retirement Benefits ..............................................   15
   Joint & 100% Survivor Annuity Benefit ..................................   16
   Joint & 50% Pop-up Annuity Benefit .....................................   16
   Joint & 100% Pop-up Annuity Benefit ....................................   16
   Ten-Years-Certain and Life Annuity Benefit .............................   16

Lump Sum Payments .........................................................   18

Reemployment of Pensioner .................................................   18
   Minimum Distribution Payments for Reemployed Pensioners ................   19
   Benefits Earned During Reemployment ....................................   19

Contributions
   Employer Contributions .................................................   20
   Employee Contributions .................................................   20

Break in Service ..........................................................   21

Forfeiture of Pension Plan Benefits .......................................   21

Unclaimed Vacation & Holiday Pay ("UV & HP") ..............................   22

Refund of Employee Contributions -
   Including Unclaimed Vacation and Holiday Pay ...........................   22

Effect of Withdrawal ......................................................   23

   Return of Your Withdrawn Contributions, i.e., Buy-back .................   24

Death Benefits
   Death Benefit Before Retirement ........................................   25
   Death Benefit After Retirement .........................................   26

        Contents, contd.


Motion Picture Industry Individual Account Plan
(Defined Contribution Plan)
   Employer Contributions .................................................   27

   Annual Allocations .....................................................   27
   Withdrawal of Account Balance ..........................................   28
   Retirement Benefits ....................................................   28
   Minimum Distribution Payments ..........................................   30
   Reemployment of Pensioner ..............................................   30
   Death Benefits .........................................................   31
   Forfeiture of Your Individual Account Plan Balance .....................   32

Applicable Information to
Pension and Individual Account Plans
   Erroneous Payments .....................................................   33
   Incapacity of Pensioner ................................................   33
   Missing Participant or Beneficiary .....................................   33
   Garnishment or Assignment of Your Benefits .............................   33
   Private Retirement Plans ...............................................   34
   Provisions of the Plans Govern .........................................   34

Information Required by the Employee Retirement
   Income Security Act of 1974 ("ERISA") ..................................   35

Answers to Frequently Asked Questions .....................................   43

APPENDIX A - 1AP/Compensation Related Allocation ..........................   47

APPENDIX B - Retiree Health Plan Benefits .................................   49

                                                      Summary Plan Description -
                                                         Motion Picture Industry
                                            Pension and Individual Account Plans
                                                                  September 1998

Some Terms and Definitions
Used in this Booklet
--------------------------------------------------------------------------------

Beneficiary

         Your Beneficiary is the person or persons you last designated in the appropriate form provided by the Plans.

         For purposes of pre-retirement death benefits, if you are legally married for at least one year on the date of your death, your current Qualified Spouse will automatically be your Beneficiary. If you name your current spouse, but you later become divorced, your former spouse will remain your Beneficiary unless you complete a new Beneficiary Designation card or you subsequently remarry and remain married for at least 1 year. If you name someone other than your current spouse as beneficiary, the designation will be operative only if your spouse dies or if you become divorced. We encourage you to complete a new Beneficiary Designation card if you marry or divorce, or if death of a designated beneficiary occurs.

Break in Service ("BIS")

         A Break in Service is a period of two consecutive Plan Years with less than 200 Vested Hours each year.

Collective Bargaining Agreement

         The term "Collective Bargaining Agreement" means the Collective Bargaining Agreement(s) in force and in effect between the respective Unions and Employers, as amended from time to time. Copies of the Collective Bargaining Agreements may be obtained by Participants upon a written request to the Plan Administrator and are available for examination by Participants at the Plan Office.

Contributions

         A dollar amount determined by the Unions and Employers as set forth in a Collective Bargaining Agreement, remitted to the Plans by Employers.

Credited Hour

         The term "Credited Hour" means an hour worked or a work hour guaranteed for which an Employer is required to make contributions to these Plans.

                          ----------------------------

Summary Plan Description -
Motion Picture Industry
Pension and Individual Account Plans
September 1998

Director

         The term "Director" means an individual appointed as a Fiduciary with respect to the control and management of the Plans by the Employers or Unions, including their alternates. The Directors also have certain non-fiduciary powers, such as the power to amend the Plans.

Employee

         There are three general requirements to be an "Employee." First, you must either (i) work for an Employer and be covered by a Collective Bargaining Agreement which requires Employer contributions to the Plans or (ii) if you are a Nonaffiliate, you must be part of a group designated as eligible to participate by your Employer in a sufficient written agreement as approved by the Board of Directors. If you are a Nonaffiliate, your right to participate in the Plans, as well as your ability to earn any benefits under the Plans, for any Plan Year, is subject to your employer meeting certain nondiscrimination tax laws for that Plan Year. If your employer does not meet these rules, you may not be able to participate in the Plans.

         The second requirement is that you must be in the labor pool in the Los Angeles area. The third is that you must be hired by an Employer in the Los Angeles area to perform (i) services in the Los Angeles area in the Industry; or
(ii) temporary services outside the Los Angeles area in connection with motion picture or commercial productions.

Employee-derived Benefit

         The term "Employee-derived Benefit" refers to the portion of your benefit under the Pension Plan which is based on contributions you paid to the Pension Plan prior to October 28, 1990, and Unclaimed Vacation and Holiday Pay. There is no Employee-derived Benefit under the IAP.

Employer

         The term "Employer" means any employer which produces motion pictures or commercials in the Los Angeles area or whose business is primarily the furnishing of goods or services for motion picture or commercial production in the Los Angeles area and which has executed a Collective Bargaining Agreement with any Union, wherein such Agreement requires contributions to the Plans by such Employer, as approved by the Board of Directors.

Employer-derived Benefit

         The term "Employer-derived Benefit" refers to the portion of your benefit which is based on Employer Contributions. After October 27, 1990, except for Unclaimed Vacation and Holiday Pay, all additional benefits earned are Employer-derived Benefits. Employer contributions are not subject to withdrawal by a Participant.


                          ----------------------------

                                                      Summary Plan Description -
                                                         Motion Picture Industry
                                            Pension and Individual Account Plans
                                                                  September 1998

ERISA

         Employee Retirement Income Security Act of 1974, as amended from time to time.

Fiduciary

         The Motion Picture Industry Pension Plan ("Pension Plan") is a defined benefit plan and the Motion Picture Industry Individual Account Plan ("IAP") is a defined contribution plan. These Plans are governed by Fiduciaries who are legally bound, acting on your behalf, to make sure the Plans operate fairly and honestly. The Fiduciaries are collectively:

         o The Board of Directors of the Plans,

         o The Northern Trust Company (trustee of the assets of the Plans), and the financial managers.

IAP

           Motion Picture Industry Individual Account Plan. (See page 27)

Month of Suspendible Service

         o The term "Month of Suspendible Service" refers to:

         o any month in which you work 40 or more Credited Hours, or

         o any month in which you work 40 hours or more in the Industry unless such hours are performed in a trade or craft in which your current or former Employers had never been obligated to contribute to the Plans.

         The term "Industry" refers to any employment in any job classification currently covered by the Plan.

         In general, if you have a "Month of Suspendible Service," your Employer-derived Pension Plan benefits will be suspended.

Nonaffiliated Employee

         A Nonaffiliated or Nonaffiliate Employee is an Employee not affiliated with any Union or Guild. Nonaffiliate Employees participate in the Plans only if their Employer has signed and becomes party to a Nonaffiliate agreement, as approved by the Board of Directors.


                          ----------------------------

Summary Plan Description -
Motion Picture Industry
Pension and Individual Account Plans
September 1998


PBGC

         Pension Benefit Guaranty Corporation. (See page 39)

Pension Plan

         Motion Picture Industry Pension Plan. (See page 7)

Plan Year

         A Plan Year begins on the Sunday before the last Thursday of a calendar year and ends on the Saturday before the last Thursday of the subsequent calendar year.

Plans or Plan

         Plans or Plan in this booklet refers to the Motion Picture Industry Pension Plan and/or the Motion Picture Industry Individual Account Plan.

Qualified Spouse

         The term "Qualified Spouse" means a spouse who has been legally married to a Participant for at least 365 days.

Qualified Year

         A "Qualified Year" is a Plan Year during which a Participant accumulates at least 400 Credited Hours. However, a Participant who has retired under the terms of the Plans must accumulate at least 870 Credited Hours in a Plan Year (excluding those before retirement for purposes of the IAP) to earn an additional Qualified Year.

UV & HP

         Unclaimed Vacation and Holiday Pay. (See page 22)

Vested Hour

         The term "Vested Hour" refers to each Credited Hour. It also includes:

         o hours worked for an Employer, wherein contributions were not required to be paid to the Plans. The hours must be immediately preceded or followed by employment worked for the same Employer, wherein contributions were paid to the Plan, or


                          ----------------------------

                                                      Summary Plan Description -
                                                         Motion Picture Industry
                                            Pension and Individual Account Plans
                                                                  September 1998

         o hours worked in the Armed Services of the United States if the individual returns to work in the Industry within the period specified by law, or hours during a leave of absence from an Employer, if the leave is covered by the Family Leave Act of 1993, as long as the Participant returns to work for the same employer at the end of the leave.

For purposes of bridging a Break in Service, a Vested Hour also includes:

         o an hour-up to eight hours per day-that a female Participant is not employed because of pregnancy, birth or adoption of a Participant's child or child care immediately following such birth or adoption, or

         o an hour-up to 40 hours per week-during a period of disability that prevents a Participant from engaging in his/her regular occupation for at least six months.

Vested Year

         The term "Vested Year" means a Plan Year in which a Participant accumulates at least 400 Vested Hours.

Vesting

         You are "vested" in the portion of your benefits that may not be forfeited.

         The fact that you have a vested benefit does not mean, however, that you automatically have the right to receive a pension; you must still satisfy all other requirements that exist for a retirement or death benefit. For example, if you die before retirement and are not married, no benefits are payable to your Beneficiary under the Pension Plan (except Employee Contributions under the Pension Plan).

         If you never become vested, you will not be entitled to any benefits under the Plans (except Employee Contributions under the Pension Plan).

         You are always vested in your Employee Contributions. To be considered vested in your Employer-derived Benefits from the Pension Plan and Individual Account Plan, you must:

          o be a Participant affiliated with a union that participates in the Plans, and have 10 Qualified Years; or

          o be a Nonaffiliated Participant, and have five (5) Qualified Years and accumulate at least 40 Credited Hours after 12/23/89 as a Nonaffiliate; or

                          ----------------------------

Summary Plan Description -
Motion Picture Industry
Pension and Individual Account Plans
September 1998


         o reach your Normal Retirement Age while you are working in the Industry. (See page 38)

         For purposes of discussion in this booklet the term "vested" will mean to be vested in Employer-derived Benefits.

Work in the Industry

Work in the Industry includes any work in Los Angeles County, or with a Los Angeles based company, for any employer and in any job classification, currently covered by the Plan, whether union affiliated or unaffiliated, in the motion picture Industry. You can be working in the Industry even though you do not earn any Credited Hours or work for an Employer that participates in the Plan.

A job classification is considered covered by the Plan if:

         o It is in connection with motion picture production (motion picture or commercial productions or furnishing of materials or services for motion picture or commercial productions)

         o No contributions for services rendered in that job classification are made to another multiemployer plan covering employment in the motion picture Industry

         o At least one employee is performing similar services in connection with motion picture production, and

         o You receive consideration from your employer for services, except if you or your spouse are an officer or own at least 10% of the voting shares of the corporation for which you are performing services.



                          ----------------------------

                                                      Summary Plan Description -
                                                         Motion Picture Industry
                                            Pension and Individual Account Plans
                                                                  September 1998

Motion Picture Industry Pension Plan
(Defined Benefit Plan)
--------------------------------------------------------------------------------

         A Pension Plan Agreement establishing the Motion Picture Industry Pension Plan was signed on October 26, 1953, by various Employers in the Motion Picture Industry in the Los Angeles area and over 40 Unions and Guilds representing Employees in the Motion Picture Industry. Provision was made to allow other Employers and Unions to become parties to the Pension Plan Agreement as they entered into a Collective Bargaining Agreement, which required contributions to the Pension Plan.

         Employer contributions to the Pension Plan first became effective October 26, 1953. Employee Contributions began a year later and ceased on October 27, 1990. In order to allow time for funds to accumulate, the Pension Agreement set January 1, 1960 as the earliest date for pension payments to start.

Pension Requirements

         You must apply in writing for retirement at the Plan Office at least two full calendar months before your desired retirement date if you want to begin receiving benefits. For example, if your desired retirement date is December 1, 1999, you must apply no later than September 30, 1999.

         In addition, in either of the 2 months beginning on your selected retirement date, you cannot work in the Industry at all (with an Employer), or have a Month of Suspendible Service. Any holiday pay or weekly guarantee pay as a result of a Collective Bargaining Agreement you receive for the week of your retirement date will not be considered Work in the Industry, as long as you do not actually perform services (including on-call work) on or after your retirement date.

         Proof of date of birth and a marriage certificate, if applicable, must be submitted to the Plan Office for verification. A birth certificate, passport, military discharge papers, or other appropriate documentation is sufficient proof of date of birth.



                          ----------------------------

Summary Plan Description -
Motion Picture Industry
Pension and Individual Account Plans
September 1998

Retirement Benefits
--------------------------------------------------------------------------------

         Retirement under the Motion Picture Industry Pension Plan ("Pension Plan") can be divided into four categories: Normal Retirement Pension, Early Retirement Pension (Reduced and Unreduced), Disability Retirement Pension and Late Retirement Pension.

Normal Retirement Pension

         You are eligible for a Normal Retirement Pension if you have attained your Normal Retirement Age. See page 38 for discussion on Normal Retirement Age. Your monthly benefit will be based on the Credited Hours you have accrued. The monthly benefit will be reduced if the type of pension payment is not a Life Annuity. For discussion on Types of Pension Payment, see page 15.

         The Normal Retirement Pension is based on Credited Hours. To earn benefits, you must work a Qualified Year (400 Credited Hours in a Plan Year).

         o The monthly benefit rate for the first 10 Qualified Years is $.024 per Credited Hour. For example, 1,000 Credited Hours in your seventh year will earn a benefit of $24 per month payable at Normal Retirement Age.

         o The monthly benefit rate after the tenth Qualified Year is $.032 per Credited Hour. For example, 1,000 Credited Hours in your eleventh year will earn a benefit of $32 per month payable at Normal Retirement Age.

         o After the twentieth Qualified Year, the 400 Credited Hours requirement will not apply. You will earn benefits even if you accumulate less than 400 Credited Hours in a Plan Year at a monthly benefit rate of $.032 per Credited Hour. For example, 300 Credited Hours in your 23rd year will earn a benefit of $9.60 per month payable at Normal Retirement Age.

           These rates assume you have never had a Break in Service.

         The Board of Directors has previously adopted a number of Plan amendments which increased the accrual rate applicable to active Participants or retirees. (These increases are already reflected in the rates shown above, with one exception: Participants who retired before January 1, 1996, are generally entitled to three times their monthly benefit for November 1996, November 1997, and November 1998.) While the Directors may increase the rate(s) in the future, they are under no obligation to do so. In general, benefit increases which are applicable to active Participants do not apply to Credited Hours earned before a Break in Service. In effect, benefits earned before a Break in Service are frozen and are not increased by future active benefit rate increases.



                          ----------------------------

                                                      Summary Plan Description -
                                                         Motion Picture Industry
                                            Pension and Individual Account Plans
                                                                  September 1998

         Higher benefit accrual rates before 1990 apply to certain Participants who were at least age 55 years old on August 1, 1979 and who,

         o were Participants in the Pension Plan on August 1, 1979,

         o were not Break in Service Participants on December 22, 1979, and

         o worked a Credited Hour after April 30, 1979.

(However, these individuals were not eligible to participate in the Individual Account Plan.) Starting on December 24, 1989, these Participants accrue at the same rate as described above and may participate in the IAP.

         If you are a reemployed retiree, you must work a Qualified Year (at least 870 Credited Hours in a Plan Year) to earn benefits. (If you do not have one Vested Hour after December 24, 1988, you cannot earn additional benefits for reemployment after age 65.) The benefits you earn will be reduced by the value of the Employer derived Benefits you received after attaining age 65 in Months of Suspendible Service.

         The chart below shows an example of the monthly benefit earned if 2,000 Credited Hours were accumulated each Plan Year and you never had a Break in Service.

         See page 18 for more rules regarding reemployed Pensioners.

                                Monthly Benefit
                            Normal Retirement Pension


                                  [BAR CHART]

                                 Qualified Years
               --------------------------------------------------

                  5       10      15      20      25       30

                $240     $480    $800  $1,120   $1,440   $1,760


 Assume: 2,000 Credited Hours per Plan Year and no Break in Service years


                          ----------------------------

Summary Plan Description -
Motion Picture Industry
Pension and Individual Account Plans
September 1998

Early Retirement Pension
--------------------------------------------------------------------------------

Reduced Early Retirement Pension

         You may retire with a Reduced Early Retirement Pension as early as age 55 if you meet certain eligibility requirements. Monthly early retirement benefits will be lower than for a Normal Retirement Pension depending on your age when you retire.

         You are eligible for a Reduced Early Retirement Pension, if:

         o you have 20 or more Qualified Years and you are 55 or older, or

         o you have 10 or more Qualified Years and you are 62 or older.

         Your Reduced Early Retirement Pension will be computed by applying the factors below, to your Normal Retirement Pension under the Life Annuity Option, payable at age 65. For example, if your Normal Retirement Pension at age 65 is $1,000 per month under the Life Annuity Option and you retire at age 55, you will receive $490 per month.

                                                   Age            % Factor

                                 Reduced
        Early Retirement Benefit Factors           64              92.5
                                                   63              86.0
                                                   62              80.0
                                                   61              74.5
                                                   60              69.0
                                                   59              64.0
                                                   58              59.5
                                                   57              55.5
                                                   56              52.0
                                                   55              49.0

Special Reduced Early Retirement Pension

         Effective for Participants who retire on or after August 1, 1997, if you have at least 30 Qualified Years, 60,000 Credited Hours and are age 55 to 59, you may receive a special reduced early retirement pension. Monthly benefits will be lower than for a normal retirement pension, but higher than for a reduced early retirement pension. For purposes of determining


                          ----------------------------

                                                      Summary Plan Description -
                                                         Motion Picture Industry
                                            Pension and Individual Account Plans
                                                                  September 1998

if you are eligible for Special Reduced Early Retirement, forfeited Credited Hours and forfeited Qualified Years will be counted, except that hours and years prior to a withdrawal of your Employee Contributions will not be counted if such withdrawal is not repaid with interest to the Plan in accordance with Plan rules (see page 24, Buy-back).

         Your special reduced early retirement pension will be calculated by applying the factors below to your normal retirement pension under the life annuity option, which is payable at age 65. For example, if your normal retirement pension at age 65 is $1,000 per month under the life annuity option and you retire at age 55, you will receive $710 per month-more than you would receive if you were eligible only for a reduced early retirement pension at that age ($490 per month).

                         Special Reduced        Age                   % Factor
        Early Retirement Benefit Factors
                                                59                      92.8
                                                58                      86.2
                                                57                      80.4
                                                56                      75.4
                                                55                      71.0

Unreduced Early Retirement Pension

         If you have at least 30 Qualified Years and want to retire before age 65, you may receive an unreduced early retirement pension (100% of the Normal Retirement Pension) if you are:

         o age 60 with at least 60,000 Credited Hours, or

         o age 61 with at least 55,000 Credited Hours, or

         o age 62 or older with at least 50,000 Credited Hours.

         For purposes of determining if you are eligible for Unreduced Early Retirement, forfeited Credited Hours and forfeited Qualified Years will be counted, except that hours and years prior to a withdrawal of your Employee Contributions will not be counted if such withdrawal is not repaid with interest to the Plan in accordance with Plan rules (see page 24, Buy-back).


                          ----------------------------

Summary Plan Description -
Motion Picture Industry
Pension and Individual Account Plans
September 1998

Disability Retirement Pension
--------------------------------------------------------------------------------

         You may be eligible for a Disability Pension if you meet all of these conditions:

         o You have become disabled, which prevents you from engaging in any gainful employment.

         o You are currently in active status and have not incurred a Break in Service.

         o You have accumulated at least 10 Qualified Years, including service prior to a withdrawal of employee contributions, unless the service is forfeited under the Break in Service rules.

         o You have worked at least 10,000 Credited Hours, including service prior to a withdrawal of employee contributions, unless the service is forfeited under the Break in Service rules.

         o Your total and permanent disability has been at least six months in duration.

         o You have not retired under any other provision of the Plan. However, if upon application for Early Retirement, you provide the Plan Office with a copy of your Social Security Administration disability benefit application, you may start your Early Retirement Pension (if you are eligible) and convert to a Disability Retirement Pension when your Social Security Disability application is approved. (This conversion only applies to the Pension Plan.)

         o You have a Social Security Disability Award.

           Instead of a Social Security Disability Award, the Benefits/Appeals Committee may rely on a physician's certification that:

           o you are terminally ill with a life expectancy of less than two years, and

           o because of this illness, you cannot engage in any gainful employment.

         Such certification may also be for the purpose of waiving the required 6-month period of disability. The Benefits/Appeals Committee may require an examination by a physician of its choice.

         The amount of the Disability Pension is the same amount as the Normal Retirement Pension. However, Credited Hours and Qualified Years prior to a withdrawal of Employee Contributions are only included in determining the benefit amount if you buy-back (see page 24) within the allowable time period and had at least 2 Qualified Years after the year of repayment.


                          ----------------------------

                                                      Summary Plan Description -
                                                         Motion Picture Industry
                                            Pension and Individual Account Plans
                                                                  September 1998

         At the request of the Plan Office, you must provide proof of your continuing Social Security Disability Benefit. If you receive a Disability Pension under the Pension Plan and your Social Security pension stops, your Pension Plan disability benefit will stop as well. In the event your Social Security Disability Benefit ceases or you return to work in the Industry, please notify the Plan Office immediately of your change of status.

Late Retirement Pension
--------------------------------------------------------------------------------

You can postpone retirement past your Normal Retirement Age and continue Working in the Industry (and thus earn additional Credited Hours). See page 38 for definition of Normal Retirement Age ("NRA").

Your Late Retirement Pension is the larger of:

         o your Normal Retirement Pension, calculated by including all Credited Hours in Qualified Years through Late Retirement; or

         o your Normal Retirement Pension, calculated by ignoring all Credited Hours after NRA, with an actuarial increase for your benefits not paid after NRA (excluding your Employer-derived Benefits in Months of Suspendible Service). For this purpose, for each of the months in which you work less than 40 hours, the actuarial increase is 1.2% per month, compounded annually.

           For example, suppose you are eligible for a $1,000 per month pension at your Normal Retirement Age, but choose not to retire, and your Employee-derived Benefit is zero. Next year you work 1,000 hours so that you earn a $32 per month benefit. However, for seven of these months you work less than 40 hours in the Industry. At age 66, you make an appointment with a retirement counselor and select the following January 1st as your retirement date. At age 66, your monthly benefit is $1,084 per month, which equals the greater of:

           o    $1,032, or
           o    1.2% x 7 months = 8.4%
                8.4% x $1,000 (monthly benefit at age 65) = $84
                $1,000 + $84 = $1,084.



                          ----------------------------

Summary Plan Description -
Motion Picture Industry
Pension and Individual Account Plans
September 1998

Minimum Distribution Payments
--------------------------------------------------------------------------------

         You will be required to start your late retirement benefit on the April 1 following the year you reach age 70 1/2 if you were born on or after July 1, 1917 or are a 5% owner of the stock (or voting shares) of an Employer. You will continue to earn benefits on additional Credited Hours you work. You must work a Qualified Year (at least 400 Credited Hours) if you have less than 20 Qualified Years to earn additional benefits. Any adjustments on your monthly benefit will be determined on an annual basis. Benefits will be adjusted annually in the same manner as a reemployed retiree. (See page 9.)

         If you were born before July 1, 1917, and are not a 5% owner of the stock (or voting shares) of an Employer, your minimum distribution benefit will start on the April 1 following your retirement.

         NOTE: If you are a Minimum Distribution Recipient, you are not considered a retired Participant until you apply for retirement and refrain from Working in the Industry during the first 2 months of your selected retirement date. If eligible for Retiree Health Benefits, your coverage will not start until you retire.

         In addition, until you retire, you do not need to work 870 hours to earn a Qualified Year and you will not be eligible for retiree benefit increases (if the Board adopts such an increase and it is in the same form as past increases). You will be eligible for benefit increases for active Participants (if the Board adopts such an increase and it is in the same form as past increases) unless you have had a Break in Service.


                          ----------------------------

                                                      Summary Plan Description -
                                                         Motion Picture Industry
                                            Pension and Individual Account Plans
                                                                  September 1998

Types of Pension Payment
--------------------------------------------------------------------------------

         The Plan provides 2 basic and 4 optional types of pension benefit payment. When you apply for a pension, you will be advised of the amount you can expect to receive monthly under each type of pension benefit payment available to you. You will then be required to select the type of payment you desire.

IMPORTANT: After your retirement date, you cannot change to another type of payment even if you return to work.

            Basic Type of Pension Benefit for Unmarried Participants
            --------------------------------------------------------

Life Annuity Benefit

Unless you elect otherwise, the type of benefit for an unmarried Participant is a Life Annuity benefit. You will receive a monthly benefit for your lifetime (except as provided by the reemployment rules). No benefit will be paid to any survivor.

             Basic Type of Pension Benefit for Married Participants
             ------------------------------------------------------

Qualified Joint and 50% Survivor Annuity Benefit

         The Employee Retirement Income Security Act of 1974 (ERISA) requires a married Participant to retire with a Qualified Joint and 50% Survivor Annuity Benefit unless the Participant elects another available option with the Participant's spouse's written consent.

         Under this option, you will receive a reduced benefit based on your age and your spouse's age. The monthly benefit will be paid for your lifetime (except as provided by the reemployment rules). In the event of your death, a monthly benefit will continue to your spouse (at the time of your retirement) equal to 50% of the monthly amount the Participant received, payable for your spouse's lifetime.

         In the event that your spouse dies before you, the Joint and 50% Survivor Annuity will continue for your lifetime at the same monthly amount. No benefit will be paid to any survivor, including a new spouse if you remarry.

                          Optional Retirement Benefits
                          ----------------------------

         Married Participants may elect, with their spouse's consent, any of the following options or a Life Annuity Benefit. Single Participants may elect a Ten-Years-Certain and Life Annuity Benefit or a Life Annuity Benefit. (See next page for information on the Ten-Years-Certain and Life Annuity Benefit.)


                          ----------------------------

Summary Plan Description -
Motion Picture Industry
Pension and Individual Account Plans
September 1998

Joint & 100% Survivor Annuity Benefit

         The Joint & 100% Survivor Annuity Benefit Option is similar to the Qualified Joint & 50% Survivor Annuity Benefit except that there is no reduction in benefit to the co-annuitant spouse in the event of the Participant's death. For this reason, the benefit is lower than the Qualified Joint and 50% Survivor Benefit.

         If you have been married for at least 1 year and you elect the Qualified Joint & 100% Benefit during the 90 day period prior to the benefit commencement date and you die before your retirement, your spouse will be entitled to the 100% Survivor Benefit.

Joint & 50% Pop-up Annuity Benefit

         This option pays you a monthly benefit for your lifetime (except as provided by the reemployment rules). In the event of your death, a monthly benefit continues to your spouse (at the time of your retirement) equal to 50% of the monthly amount you received. However, if your spouse pre-deceases you, your monthly benefit will pop-up to the amount you would have received if you elected a Life Annuity Benefit. This monthly benefit paid to the Participant at retirement is lower than the Life Annuity and the Qualified Joint & 50% Survivor Annuity.

Joint & 100% Pop-up Annuity Benefit

         The Joint & 100% Pop-up benefit is similar to the Joint & 50% Pop-up Annuity benefit except that the monthly benefit payable to the surviving spouse will be the same as the amount paid to the Participant. If your spouse pre-deceases you, your monthly benefit will also pop-up to the higher Life Annuity Benefit. The monthly benefit payable to the Participant at retirement is lower than the Joint & 100% Survivor Annuity.

         If you have been married for at least 1 year and you elect the Joint & 100% Pop-up Benefit during the 90 day period prior to the benefit commencement date and you die before your retirement, your spouse will be entitled to the 100% Pop-up Survivor Benefit.

Ten-Years-Certain and Life Annuity Benefit

         A Ten-Years-Certain and Life Annuity Benefit Option is actuarially reduced from the amount of the Life Annuity Benefit based on the age of the Participant at the time of retirement. (Your Reduced Early Retirement Pension under the Ten-Years-Certain and Life Option will be computed by applying the factors on the following page to your Normal Retirement Pension under the Life Annuity Option payable at age 65. Additional factors apply if you are older than
65. Special factors apply to Unreduced Early Retirement Pension under the Ten-Years-Certain and Life Option.) If you select this option at retirement, you will receive a monthly pension benefit for your lifetime (except as provided by the reemployment rules). In the event of your death within the first 10-year period of your retirement, your beneficiary will receive the same


                          ----------------------------

                                                      Summary Plan Description -
                                                         Motion Picture Industry
                                            Pension and Individual Account Plans
                                                                  September 1998

monthly amount only for the remainder of the 10-year period. You can only designate your spouse and/or child(ren) as your beneficiary.

         In the event of your death within 30 days before your selected retirement date and you elected the Ten-Years-Certain and Life Annuity Benefit Option, your designated beneficiary shall be entitled to the benefit commencing on the selected retirement date. This rule does not apply if you designated your spouse as beneficiary and you have not been married for at least 365 days. However, if you have been married at least 1 year, this Ten-Years-Certain and Life Benefit will not be paid to your Beneficiary unless your spouse elects to waive the Death Benefit described on page 26.

         In the event of your death after retirement and before the expiration of the Ten-Year period and your designated beneficiaries also die within the Ten-Year period, the Directors may designate a beneficiary or beneficiaries, limited to your spouse and/or child(ren).

         If you retire under this option and are reemployed, the ten-year period shall not be increased by your reemployment period.

                                          Ten-Years-Certain
                                          and Life Factors

                         Reduced        Age           % Factor
        Early Retirement Pension        65              94.9
                                        64              88.4
                                        63              82.5
                                        62              77.1
                                        61              69.0
                                        60              64.4
                                        59              60.2
                                        58              56.4
                                        57              52.5
                                        56              49.8
                                        55              47.1

                                             Ten-Years-Certain
                                             and Life Factors

                 Special Reduced              Age    % Factor
        Early Retirement Pension              59      87.3
                                              58      81.7
                                              57      76.1
                                              56      72.2
                                              55      68.2


                          ----------------------------

Summary Plan Description -
Motion Picture Industry
Pension and Individual Account Plans
September 1998

Lump Sum Payments
--------------------------------------------------------------------------------

         Pension Plan benefits of vested Participants are usually paid as a monthly payment at retirement. However, effective January 1, 1998, if the present value of the monthly payment (including the monthly benefit derived from Unclaimed Vacation & Holiday Pay, see page 22) is $5,000 or less, the benefit will be automatically paid in a lump sum. If the amount is at least $5,000 but not more than $10,000, you may elect to take the entire value of your benefit in a single lump sum.

         All lump sum distributions made to Participants are subject to 20% IRS income tax withholding. Also, if your lump sum is paid before you attain age 59 1/2, you may have to pay an additional 10% penalty tax. To avoid these penalties, you may have your lump sum paid as a direct rollover to an individual retirement account (IRA) other than a Roth IRA, or to another qualified plan.

Reemployment of Pensioner

         You will be considered retired from the Industry:

         o when you file for retirement on the form provided by the Plans, and

         o during the first 2 months beginning on your selected retirement date, if you do not Work in the Industry at all (for an Employer) or have a Month of Suspendible Service.

         If you retire and work a Month of Suspendible Service after the first 2 months beginning on your selected retirement date, you will only be entitled to the monthly Employee derived Benefit for that month. You will permanently forfeit your Employer-derived Benefit for that month. Your full monthly benefit will resume the next month you do not have a Month of Suspendible Service. If you have a Month of Suspendible Service after age 70 1/2, special rules apply (see page 19).

If you retire with Unreduced Early Retirement benefits (see page 11),

0 and you work a Month of Suspendible Service, the Employer-derived portion of your monthly benefit will be forfeited as described in the preceding paragraph; and

0 if you work 400 or more Credited Hours in a Plan Year prior to reaching age 65, all monthly Pension benefits will stop until the month following your 65th birthday.



                          ----------------------------

                                                      Summary Plan Description -
                                                         Motion Picture Industry
                                            Pension and Individual Account Plans
                                                                  September 1998

         Other reemployment rules apply to those who retired before 8/1/86 and who applied for retirement before 4/1/86. You must be considered retired before 8/1/86 as described in the first paragraph of this section, for the following rules to apply. If you are reemployed:

         o before reaching age 65, you can receive a monthly benefit while working as long as you do not work 400 or more Credited Hours in a Plan Year. If you work 400 or more Credited Hours in a Plan Year prior to reaching age 65, your monthly benefits will stop until the month following your 65th birthday. Unless you retired with Unreduced Early Retirement Benefits, your monthly benefits at age 65 will be increased to reflect the missed payments; and

         o if you are 65 or over, you are entitled to your full monthly pension benefit regardless of your reemployment, even if you have a Month of Suspendible Service. However, these payments will reduce any additional benefits you earn after age 65. (See below.)

         Special rules apply to Participants who are receiving a Disability Pension and return to work. In general, if you are entitled to Social Security Disability Benefits during your reemployment, you will also be entitled to your Pension Plan disability benefit. However, if you are younger than 65 and receiving a disability pension, then your monthly Plan benefit will be forfeited if you cease to be eligible for Social Security disability due to reemployment (whether or not in the Industry) or for any other reason.

         You must immediately advise the Plan Office of your reemployment in the Industry.

Minimum Distribution Payments for Reemployed Pensioners

         If you are a retired Participant who returns to work in the Industry, beginning on the April 1 following the year you reach age 70 1/2, you can work unlimited hours and still receive your monthly pension. If you were born before July 1, 1917, and retired after 1988 and you do not own 5% of the stock (or voting shares) of an Employer, this section will apply beginning on the April 1 following the year you retire. However, any benefits you earn while reemployed will be offset by the monthly payments made for Months of Suspendible Service. See the next paragraph for additional details.

Benefits Earned During Reemployment

         As described on page 9, you can earn additional benefits if you earn 870 Credited Hours in a Plan Year after you retire. If you retired before age 65, these benefit adjustments will not be made until you attain age 65.


                          ----------------------------

Summary Plan Description -
Motion Picture Industry
Pension and Individual Account Plans
September 1998

         If you retire and then earn new benefits after age 65, the adjustment will be made at the beginning of each Plan Year. However, these additional benefits based on Credited Hours earned will be reduced by the value of the Employer-derived Benefits paid to you previously in Months of Suspendible Service.

         As a retiree, your retirement benefit may consist of both Employee and Employer-derived benefits (see page 2). For example, suppose you retired in 1995 at age 65 and your current monthly benefit is $1,000: $100 is Employee-derived and $900 is Employer-derived. You work 1,000 hours in a Plan Year and earn an additional benefit of $32 ($.032 x 1,000 [see page 8]). For each month that you work 40 or more hours, the Employer derived benefit paid during those months will be totaled for the year. The total has an actuarial value which will be used to offset the additional $32 benefit earned. For example, suppose the actuarial value based on age at retirement, your current age, your spouse's age, and benefit option chosen, is $20. The $20 is then subtracted from $32, and your additional pension benefit earned for that Plan Year would be $12. Your pension benefit for the next year would be $1,012 per month. Additional benefits accrued are recalculated annually.

         In addition, you cannot change your form of benefit if you are reemployed.

Contributions
--------------------------------------------------------------------------------

Employer Contributions

         There are three sources of employer contributions:

         o 51.65 cents for each hour worked or guaranteed by the Collective Bargaining Agreement in effect. Special rules apply for on-call and Nonaffiliate employees.

         o Until August 2000, a portion of Supplemental Markets receipts if the Health Plan Active Employees' Fund is sufficiently funded. In general, the contribution will be the amount necessary to pay the total annual required contribution that is not otherwise funded by other sources of contributions (except for the additional 1996, 1997, and 1998 benefit payments to retired Participants.)

         o Until January 1, 1999, a portion of Post '60 Theatrical Motion Picture receipts if the Health Plan Active Employees' Fund and Retired Employees' Fund are sufficiently funded. The contribution will be used to pay for the additional benefit payments in November 1996, 1997 and 1998 to retired Participants.

Employee Contributions

         Commencing October 28, 1990, no Participant contributions are required or permitted under the Pension Plan (except UV & HP - see pages 22-23).


                          ----------------------------

                                                      Summary Plan Description -
                                                         Motion Picture Industry
                                            Pension and Individual Account Plans
                                                                  September 1998

         If you were a Participant in the Pension Plan before 1990, you were required to make Employee Contributions to the Plan. Unless you have withdrawn your Employee Contributions (see pages 23-24), they are still held under the Plan. Compound interest is credited on all of these unwithdrawn Employee Contributions. The current rate of interest for each year will be equal to 120% of the Federal mid-term rate in effect for the year. No interest is earned after the date your pension or death benefits start.

Break in Service

         If you have a period of 2 consecutive Plan Years with less than 200 Vested Hours in each year, a Break in Service ("BIS") occurs. A BIS is extremely important because it affects your benefits in many ways. For example,

         o it may result in a forfeiture of accrued benefits for non-vested Participants (see below.);

         o hours earned before your BIS will not be eligible for active benefit rate increases (if the Board adopts such an increase and it is in the same form as past increases);

         o you may elect a refund of Employee Contributions (see page 22);

         o it may delay (or prevent you from attaining) your Normal Retirement Age and thus prevent you from vesting (see page 38);

         o it may prevent you from becoming otherwise eligible for Disability Pension Benefits (see page 12).

Forfeiture of Pension Plan Benefits
--------------------------------------------------------------------------------

         As described on page 5, you are not entitled to any benefits (except a return of Employee Contributions) if you never become vested. For example, assume you have 4 Qualified Years from 1994 through 1997 and you never work in the Industry again. You will not be entitled to any benefits under either the Pension Plan or the Individual Account Plan.

         In addition, you will forfeit your Pension Plan benefits (other than Employee Contributions) if you are a Participant who:

         o is not vested, and

         o incurs a Break in Service, and


                          ----------------------------

Summary Plan Description -
Motion Picture Industry
Pension and Individual Account Plans
September 1998

         o has not earned a Qualified Year for 5 consecutive years following your last Qualified Year. However, if you had 6 or more Qualified Years before your BIS, you will not forfeit your benefits until you have the same number of years without a Qualified Year as you do Qualified Years.

         If you forfeit your benefits, you also forfeit all Qualified Years, Vested Years, Credited Hours, and Vested Hours you have accumulated. Thus, if you later work in the Industry, you will be treated as a new Participant without any Credited Hours or vesting service.

         Once you are vested, your Pension Plan benefits cannot be forfeited. (See page 5.)

Unclaimed Vacation & Holiday Pay ("UV & HIP")
--------------------------------------------------------------------------------

         Employers may transfer Unclaimed Vacation and Holiday Pay ("UV & HP") to the Pension Plan based on the terms of the applicable Collective Bargaining Agreement. If you are not a vested Participant, your UV & HP, if any, will be paid in the same manner as your Employee Contributions as described in "Refund of Employee Contributions," (see below).

         If you are a vested Participant, at the time of retirement, you may elect to receive your UV & HP including interest in either:

         o a lump sum, or

         o an equivalent monthly annuity, if the present value of your retirement benefits and UV & HP is over $5,000.

You may apply for your UV & HP benefit when you:

         o are on a Break in Service, or

         o file an application for withdrawal from employment in the Industry, or

         o become covered by certain private retirement plans.

Refund of Employee Contributions -
Including Unclaimed Vacation and Holiday Pay
--------------------------------------------------------------------------------

         If you are not vested and you either leave the Industry or incur a Break in Service ("BIS"), you may be entitled to a refund of your Employee Contributions (including UV & HP plus any interest accrued). This withdrawal could seriously affect future benefits if you return to Work in the Industry (see page 24). You may choose not to withdraw your Employee Contributions (including UV & HP) and thus continue earning interest.


                          ----------------------------

                                                      Summary Plan Description -
                                                         Motion Picture Industry
                                            Pension and Individual Account Plans
                                                                  September 1998

         If you plan to leave the Industry and would like to receive your Employee Contributions, you must:

         o file a Withdrawal Form in the Plan Office, and

         o not Work in the Industry for 3 months after filing the Form.

         The Plan Office will verify that you have not worked during the 3-month period after filing the Withdrawal Form. Payment of your benefits will normally be made within 60 days following the 3-month period.

         If you incur a Break in Service and want to receive your benefits, you must return the completed form to the Plan Office. Your refund will be made within 60 days after the Plan Office receives your completed BIS/Refund Form.

         Your refund will be in a lump sum if your contributions (including UV & HP plus any accrued interest) are $5,000 or less.

         If your contributions (including UV & HP plus any accrued interest) are more than $5,000, you may elect:

         o a monthly single Life Annuity (a Qualified Joint & 50% Survivor Annuity, if married) payable immediately based on the total amount, or

         o with your spouse's consent, a lump sum payment of your contributions (including UV & HP) plus any accrued interest.

         If you chose the monthly annuity, payments will not be:

           o affected by benefit increases, or

           o suspended or forfeited if you are reemployed in the Industry.

           Vested Participants cannot withdraw Employee Contributions-only UV & HIP.

         If you were born on or after July 1, 1917, have not withdrawn your contributions, and are not vested, you must receive your contributions the April 1 following the year you turn 70 1/2.

Effect of Withdrawal
--------------------------------------------------------------------------------

If you withdraw your Employee Contributions, you will lose credit for all of your Credited Hours and Qualified Years earned before the date of your withdrawal. If you never return to work in the Industry, this will not affect your Pension Plan benefits since you were not vested at the time of your withdrawal. However, if you later return to work in the Industry, this could have


                          ----------------------------

Summary Plan Description -
Motion Picture Industry
Pension and Individual Account Plans
September 1998

a significant impact on your future benefits since you will lose credit for your earlier Credited Hours. Under certain circumstances, as described below, you may buy-back your earlier service if you return to work in the Industry. Special rules apply to forfeiture of Qualified Years and Credited Hours if you are receiving an annuity from your Employee Contributions plus interest.

Return of Your Withdrawn Contributions, i.e., Buy-back

Subject to the rules below, if you are not vested and you receive a refund of your Employee Contributions with interest, you may repay your refund (with interest, at rates set forth in the Plan) to the Plan to buy back the benefits you had earned before the refund. To buy back, you must return to work for an Employer in the Industry. Your buy-back will be allowed only if the refund (with interest) is repaid to the Plan and:

         o the benefits you earned have not already been forfeited (see page
           21), and

         o the repayment is within 5 years after you return to work for an Employer in the Industry and before you have 5 Plan Years without a Vested Year.

         For example, assume you accumulated 9 Qualified Years from 1986 through 1994. In October 1994, you received a refund of your Employee Contributions plus accrued interest. As a result of your withdrawal, your Pension Plan benefits are immediately forfeited. However, suppose on February 1, 1998, you returned to work for an Employer in the Industry on a full time basis. If you comply with the above rules, you may repay your refund (with interest) before February 2003 to buy-back benefits accrued from 1986 through 1994.

Please note: Even if you repay such contributions, your earlier Credited Hours will be ignored for purposes of calculating the amount of your Disability Pension, unless you earn 2 Qualified Years after you repay your contributions.

         You may not repay the amount you received from Unclaimed Vacation & Holiday Pay plus accrued interest.

         Special buy-back rules apply to periods before December 25, 1988.


                          ----------------------------

                                                      Summary Plan Description -
                                                         Motion Picture Industry
                                            Pension and Individual Account Plans
                                                                  September 1998

Death Benefits
--------------------------------------------------------------------------------

Death Benefit Before Retirement

     In the event of a married Participant's death prior to retirement (if the Participant has been married for 365 days or more):

     o    A Qualified Spouse of a vested Participant may elect:

        o a monthly annuity for the life of the spouse. The amount of this annuity is 50% of the monthly benefit that would have been payable if the Participant had retired and had elected a Qualified Joint and 50% Survivor Annuity Benefit. If the Participant was eligible to retire, the annuity will start on the first of the month after the Participant's death. If the Participant has not reached his earliest retirement date, then the monthly annuity will be deferred until the Participant's earliest retirement date; or

        o a lump sum based on the greater of the present value of the annuity described above or the Employee Contributions (plus any accrued interest);

        o in addition, a Qualified Spouse of a Vested Participant may receive the Unclaimed Vacation and Holiday Pay in a lump sum. If the Qualified Spouse elected a monthly annuity above, he or she may also elect to receive the UV & HP in the form of an annuity.

     o A Qualified Spouse of a Participant who is not vested and who has not withdrawn any Employee Contributions (including UV & HP) plus any accrued interest may elect:

     o a monthly annuity over the life of the spouse, which is actuarially equivalent to 50% of the Employee Contributions and interest; or

     o     a return of Employee Contributions plus any accrued interest.

     Notwithstanding the above rules, if the present value of the benefits payable to the Qualified Spouse is $5,000 or less, the benefits will automatically be paid in a lump sum.

     o The Beneficiary of a Participant who is not married (or does not have a Qualified Spouse) will receive a lump sum refund of the unwithdrawn Employee Contributions (including UV & HIP plus any accrued interest).

                          ----------------------------

Summary Plan Description -
Motion Picture Industry
Pension and Individual Account Plans
September 1998

NOTE: For calculation purposes, the age of the Participant and spouse, the date of death and date of payment will be considered. Proof of date of birth, marriage certificate and death certificate will be required.

Death Benefit After Retirement

     If you elected a form of retirement benefit with a survivor benefit, survivor benefits will be paid in accordance with the option you elected. In addition, if a Pensioner dies before receiving total benefits equal to the unwithdrawn Employee Contributions (including Unclaimed Vacation and Holiday
Pay) plus any accrued interest at retirement and there are no survivor benefits, the spouse (at the time of retirement, unless the spouse later dies or divorces the Participant) or if there is no spouse, the Beneficiary, will receive the remaining Employee Contributions (including UV & HP plus any accrued interest at retirement), less the benefits previously paid to you and your survivors.








                          ----------------------------

                                                      Summary Plan Description -
                                                         Motion Picture Industry
                                            Pension and Individual Account Plans
                                                                  September 1998

Motion Picture Industry Individual Account Plan
(Defined Contribution Plan)
--------------------------------------------------------------------------------

     The Motion Picture Industry Individual Account Plan ("IAP") started in 1979. This Plan is completely Employer-funded. In general, all Pension Plan Participants will automatically participate in the IAP. However, Participants who were 55 years or older on August 1, 1979 and who were eligible for the increased Pension Plan benefits described on page 9 were not eligible to participate in the IAP until December 24, 1989.

     Participants in the IAP must work a Qualified Year to receive allocations of Employer Contributions for that Plan Year. Special rules apply to reemployed Pensioners.

Employer Contributions

     Contributions to the IAP are normally made by Employers on one of two bases:

     o    for each Credited Hour worked or guaranteed by a Participant.

     o if you are a Covered Participant (as described in Appendix A), as a percent of compensation. The term "compensation" generally means scale regular basic hourly rate of pay (or the on-call rate, if applicable) for affiliate employees. (However, you are deemed to earn $30 an hour for this purpose if you are a transportation coordinator.) Certain special definitions apply for Nonaffiliates which are described in Appendix A.

     The contributions made by Employers for a Plan Year are allocated annually to those Participants who earned a Qualified Year for such Plan Year.

Annual Allocations

     Contributions (net of administrative expenses) and forfeitures from Participants' Accounts (see page 32) are only allocated to Participants who complete a Qualified Year. In addition, if you are a reemployed Pensioner, you must work 870 hours in a Plan Year to receive an allocation. You will not receive an allocation in the Plan Year you die or retire, except that you will receive an allocation for the year you retire if you work at least 870 Credited Hours after your retirement date. The various allocations are described below.

     First, a compensation-related allocation is made. The allocation is only made to Covered Participants who have a Qualified Year (or 870 hours, if applicable) for the year in question. Covered Participants are only those Participants listed in Appendix A. The allocation equals 1%, 2% or 3% of compensation for Credited Hours (as a Covered Participant), as set forth in Appendix A.


                          ----------------------------

Summary Plan Description -
Motion Picture Industry
Pension and Individual Account Plans
September 1998

         Second, for years ending in 1997-1999, certain Supplemental Market Contributions may be made to the IAP pursuant to collective bargaining agreements. These amounts are allocated to participants who are both (1) Covered Participants (that is, Participants eligible to receive compensation-related allocations-see Appendix A) on October 22, 1997, and (2) who have a Qualified year (or 870 hours, if applicable) for the year in question. One-half of these amounts are allocated based on your aggregate Credited Hours from 12/23/79 through the end of the Plan Year, divided by the total of such Credited Hours of all Participants eligible to receive such an allocation. The remaining one-half of the Supplemental Market Contributions are allocated to Participants described above based on Credited Hours during the Plan Year, divided by the total Credited Hours in that Plan Year of all such Participants eligible to receive such an allocation. However, all allocations to Nonaffiliates who are eligible for an allocation are based on Credited Hours in the applicable Plan Year.

         Finally, all remaining amounts contributed to the Plan for the Plan Year are allocated to Participants with a Qualified Year (or 870 hours, if applicable) based on Credited Hours during the Plan Year, divided by the total Credited Hours of such Participants in that Plan Year.

         In addition, the net gains or losses are allocated annually based on your account balance at the beginning of the Plan Year. These allocations are not made to Participants who retired or died during the Plan Year.

         A different set of allocation rules applies to Plan Years beginning before December 23, 1990. See earlier summary plan descriptions for additional information.

Withdrawal of Account Balance

         Withdrawal of your account balance at any time prior to retirement is not possible, even if you are vested.

Retirement Benefits

         The amount of your benefit will be based on your account balance as of the beginning of the Plan Year in which you retire. As described on the following page, this amount will be used to either pay a lump sum benefit or to purchase an annuity contract providing for your benefits. However, if the Trust suffers a negative investment return of 10% or more between the beginning of the Plan Year and the end of the month in which your retirement application is received, the amount otherwise payable to you will be reduced by the amount of such negative return.

         The IAP provides the same categories of retirement benefits as the Motion Picture Industry Pension Plan as follows:

         o        Normal Retirement Pension


                          ----------------------------

                                                      Summary Plan Description -
                                                         Motion Picture Industry
                                            Pension and Individual Account Plans
                                                                  September 1998

         o        Early Retirement Pension

         o        Disability Retirement Pension

         o        Late Retirement Pension

         You will be entitled to benefits from the IAP only when you retire under the Pension Plan. See section on Reemployment of Pensioner on page 18 for the definition of retire. In general, you must elect to retire under the IAP at the same time you retire under the Pension Plan. In general, unless you elect a lump sum, the type of benefit payment under the IAP will automatically be the same as the type you elected under the Pension Plan. However, if you elect a Pop-up option under the Pension Plan, the corresponding non-Pop-up benefit is paid under the IAP.

         If your IAP balance is $5,000 or less, it will be paid in a lump sum. If your IAP balance is over $5,000, you may elect to receive the balance in a lump sum or by purchase of an annuity contract issued by an insurance company that provides for the same type of monthly pension payment you elected under the Pension Plan. The annuity may include retroactive payments.

         In order to receive your retirement benefits from the IAP, for 2 months beginning on your retirement date, you cannot work in the Industry at all (for an Employer), or have a Month of Suspendible Service (see page 18). Payment of your IAP benefits will be delayed until the IAP can determine whether you have met this requirement. You may certify in writing to the Plan Office that you have met this requirement. However, if you provide such a certification and you have in fact worked in the Industry during this period, you will not be entitled to any allocation under the Individual Account Plan for any Plan Year ending after the date you wanted to retire.

         Participants have two options available to receive their IAP allocation distribution.

Option 1 - Two-Step Payment Process

         The Participant's (or beneficiary's) first payment or annuity purchase shall equal a percentage of the balance of the Participant's Individual Account on the beginning of the prior year, and shall be made as soon as practicable.(1) Then, after allocations for the prior year are complete, the Participant (or beneficiary) will receive the remainder.

Option 2 - One-time Payment

         The Participant (or beneficiary) will receive his/her payment or annuity purchase as soon as practicable following completion of the allocations for the prior year.


-------------
         (1) The percentage will be determined by the Plan and shall be based on the expected investment return for the prior year, and shall be uniform for every Participant for that Plan Year.


                          ----------------------------

Summary Plan Description --
Motion Picture Industry
Pension and Individual Account Plans
September 1998

Minimum Distribution Payments

         If you are vested, you will be required to receive benefits from the Individual Account Plan on the April 1 following the year you reach age 70 1/2.

         You will then have two options available to receive your IAP allocation distribution.

     Option I - Two-Step Payment Process

         On or before April 1, you will receive a payment or annuity purchase equal to a percentage of your Individual Account Plan balance on the beginning of the prior year. (2) Then, after allocations for the prior year are complete, you will receive the remainder.

     Option 2 - One-time Payment

         A minimum benefit will be paid on or before April 1. You will receive the balance of your IAP account or annuity purchase as soon as practicable following completion of the allocations for the prior year.

         You will be considered an Active Participant until you retire. (See page 14) You will receive allocations if you work a Qualified Year. Additional allocations shall be paid as soon as practicable after completion of the Annual Allocation.

         If you were born before July 1, 1917, and are not a 5% owner of the stock (or voting shares) of an Employer, you will receive your benefits by the April 1 following the year you retire.

Reemployment of Pensioner

         If you retire and subsequently accept reemployment in the Industry, you will be eligible to receive allocations of contributions only if you work 870 or more Credited Hours in a Plan Year, excluding Credited Hours before your retirement date.

         If you retired early, these additional amounts will be paid to you in a lump sum after the end of the Plan Year in which you attain age 65. (You will not receive an allocation of investment income for the year of that distribution.) Additional allocations of contributions you earn after age 65 shall be paid each year, as soon as practicable after completion of the Annual Allocation.

         In addition, reemployed Pensioners are not given allocations of investment earnings in the year they retire or any year ending after they attain age 66.


-------------------
         (2) The percentage will be determined by the Plan and shall be based on the expected investment return for the prior year, and shall be uniform for every Participant for that Plan Year.

                          ----------------------------

                                                      Summary Plan Description -
                                                         Motion Picture Industry
                                            Pension and Individual Account Plans
                                                                  September 1998

Death Benefits

         Your IAP balance (that has not been forfeited, as described on page 32) will be vested upon death.

         In the event of a Participant's death before retirement:

         o A Qualified Spouse of a Participant will be entitled to the IAP balance:

                o payable as a lump sum, if a lump sum is chosen in the Pension
                  Plan; or

                o payable as a lump sum or monthly annuity, if a monthly annuity is selected in the Pension Plan. The amount of the annuity will be the amount that can be purchased from the insurance company with the amount of the Participant's account balance. The annuity will be paid for the lifetime of the surviving spouse, starting on the date the annuity starts under the Pension Plan.

         o The Beneficiary of a Participant who is not married (or who does not have a Qualified Spouse) will receive the Individual Account Plan balance in a lump sum.

         The death benefits will be based on the account balance at the beginning of the Plan Year in which the death occurs.

         Beneficiaries have two options available to receive their IAP allocation distribution.

     Option I - Two-Step Payment Process

         The beneficiary's first payment or annuity purchase shall equal a percentage of the balance of the Participant's Individual Account on the beginning of the prior year, and shall be made as soon as practicable.(3) Then, after allocations for the prior year are complete, the beneficiary will receive the remainder.

     Option 2 - One-time Payment

         The beneficiary will receive his/her payment or annuity purchase as soon as practicable following completion of the allocations for the prior year.


-------------------
         (3) The percentage will be determined by the Plan and shall be based on the expected investment return for the prior year, and shall be uniform for every Participant and beneficiary for that Plan Year.

                          ----------------------------

Summary Plan Description --
Motion Picture Industry
Pension and Individual Account Plans
September 1998

Forfeiture of Your Individual Account Plan Balance

         You will forfeit your IAP balance if you are a Participant who:

         o        is not vested, and

         o        incurs a Break in Service, and

         o has not earned a Qualified Year for 5 consecutive years following your last Qualified Year. However, if you had 6 or more Qualified Years before your Break in Service, you will not forfeit your benefits until you have had the same number of years without a Qualified Year.

         When you forfeit your account balance, it is returned to the Plan and re-allocated to all the eligible Participants. You also forfeit all Qualified Years, Vested Years, Credited Hours, and Vested Hours accumulated. Thus, if you later Work in the Industry, you will be treated as a new Participant without any Credited Hours or vesting service.

         Once you are vested, your Individual Account Plan balance cannot be forfeited.


                          ----------------------------

                                                      Summary Plan Description -
                                                         Motion Picture Industry
                                            Pension and Individual Account Plans
                                                                  September 1998

Applicable Information to Pension and
Individual Account Plans
--------------------------------------------------------------------------------

Erroneous Payments

         If a payment is made in error to a Participant, Pensioner, spouse, Beneficiary or any other person due to the Participant's failure to retire, reemployment, an error in computing benefits, or any other reason, the Plan shall recover the mistaken payment by prompt repayment by the recipient or a reduction in the amount of future payments.

Incapacity of Pensioner

         In the event you become unable to care for your own affairs due to illness, accident or incapacity, either mental or physical, any pension payments you are due will be paid to your spouse or a duly appointed guardian or other legal representative.

Missing Participant or Beneficiary

         In the event that the Directors are unable to locate a Participant, spouse or Beneficiary for a period of 3 years, after a retirement or death benefit becomes payable, the interest of such in the Plans shall be forfeited and remain in the Plans. However, if such Participant, spouse or Beneficiary subsequently claims such benefit, it shall be reinstated and paid according to the Plans.

Garnishment or Assignment of Your Benefits

         Your benefits may not be in any way attached or garnished by any creditors, or to the jurisdiction of any bankruptcy court or any insolvency proceedings by operation of law. And conversely, you may not anticipate, pledge, or assign any future benefits due you.

         Except as provided by law, the sole exception to this rule is when benefits are assigned to a spouse or a child pursuant to a "qualified domestic relations order" in a divorce or child support action.


                          ----------------------------

Summary Plan Description -
Motion Picture Industry
Pension and Individual Account Plans
September 1998

Private Retirement Plans

         Special rules may apply if you have been eligible to participate in certain retirement plans maintained by any of the following employers:

         o        Metro-Goldwyn-Mayer, Inc.
         o        Twentieth Century-Fox Film Corporation
         o        R. C. A.
         o        RKO-Radio Pictures, Inc.
         o        Technicolor, Inc.
         o        Bing Crosby Prods., Inc.

         If you participated in any of the Private Plans listed above, the length of time that you participated may not be credited for benefits under the Pension and Individual Account Plans.

Provisions of the Plans Govern

         This booklet is intended to be a summary of the highlights of the Plans. In the event of any inconsistency between this summary of the Plans and the provisions of the Plans, the actual provisions of the Plans shall govern. The benefits and conditions indicated in this summary are also subject to change by action of the Board of Directors of the Plans. Copies of the Motion Picture Industry Pension Plan and Motion Picture Industry Individual Account Plan Trust Agreements are available in the Office of the Plans for inspection by all Participants.

                          ----------------------------

                                                      Summary Plan Description -
                                                         Motion Picture Industry
                                            Pension and Individual Account Plans
                                                                  September 1998

Information Required by the Employee Retirement Income Security
Act of 1974 ("ERISA")
--------------------------------------------------------------------------------

Information required by the Act specified in Section 102(b).

1.       The name and type of administration of the Plans.

         The Motion Picture Industry Pension Plan and Motion Picture Industry Individual Account Plan for employees of the Motion Picture Industry are Collectively Bargained, Joint Trusteed Labor- Management Trusts.

2.       Internal Revenue Service Plan identification number and Plan Number.

         o        Pension Plan Employer Identification Number: 95-1810805
         o        Individual Account Plan Employer Identification Number:
                  95-0030749
         o        Pension Plan Number: 001
         o        Individual Account Plan Number: 002

3. Name and address of the persons designated as agents for service of legal process.

         Legal processes may be served on the Executive Administrative Director at the Plan Office located at:

                           11365 Ventura Boulevard, 2nd Floor
                           Studio City, California 91604

         Mailing Address:

                           P.O. Box 1999
                           Studio City, California 91614-1999

         Service of legal process may also be made upon a Plan Trustee
(Director).

4.       Name and Address of the Administrator:

                           Board of Directors
                           Motion Picture Industry Pension and Individual Account Plans
                           11365 Ventura Boulevard
                           Studio City, California 91604-3161

         Mailing Address:  P.O. Box 1999
                           Studio City, California 91614-1999


                          ----------------------------

Summary Plan Description -
Motion Picture Industry
Pension and Individual Account Plans
September 1998

5.       Name and address of any Director.

                              Management Directors
--------------------------------------------------------------------------------

Mr. Joseph A. Aredas               Mr. Steven R. Escovedo             Mr. Louis H. Shore
C.S.A.T.F.                         Twentieth Century Fox Film Corp.   Paramount Pictures
15503 Ventura Boulevard            10201 W. Pico Boulevard            5555 Melrose Ave.,
Encino, CA 91436                   Beverly Hills, CA 90213            Bluhdorn Bldg.
                                                                      Los Angeles, CA 90038

Ms. Stephanie A. Capriellian       Mr. Hank Lachmund                  Mr. Stephen P. Taylor
Universal City Studios             Warner Bros. Television Prods.     Paramount Pictures Corp.
100 Universal City Plaza           300 Television Plaza, Bldg 137     5555 Melrose Ave.,
Bldg. 507, Ste. 4-F                Burbank, CA 91505                  Administration #39
Universal City, CA 91608-1002                                         L.A., CA 90038

Mr. J. Nicholas Counter, III       Mr. Michael P. Messina             Mr. Marshall Wortman
A.M.P.T.P.                         Warner Bros. Studios Facilities    % M.P.I.H.P.
15503 Ventura Boulevard            4000 Warner Boulevard              11365 Ventura Blvd., 2nd Floor
Encino, CA 91436                   Bldg. 17, Room 201                 Studio City, CA 91604
                                   Burbank, CA 91522


                                 Labor Directors
--------------------------------------------------------------------------------

Mr. Gene Allen                     Mr. Bruce C. Doering               Ms. Marlene Mattaschiam
c/o M.P.I.H.P.                     Local 600                          Local 818
11365 Ventura Blvd., 2nd Floor     7715 Sunset Blvd., Suite 300       13949 Ventura Blvd., Suite 302
Studio City, CA 91604              Hollywood, CA 90046                Sherman Oaks, CA 91423

Mr. Earl E. Brendlinger            Ms. Sandra Berke Jordan            Mr. Patrick R. Maurice
Local 724                          Local 705                          IBEW-Local 40
6700 Melrose Ave.                  1427 N. La Brea Avenue             5643 Vineland Avenue
Los Angeles, CA 90038              Hollywood, CA 90028                N. Hollywood, CA 91601

Mr. Anthony S. Cousimano           Mr. Ronald G. Kutak                Mr. Thomas C. Short
Teamsters Local 399                Local 776                          I.A.T.S.E.
P.O. Box 6017                      7715 Sunset Blvd., Suite 220       1515 Broadway, Ste 601
N. Hollywood, CA 91603-6017        Hollywood, CA 90046                New York, NY 10036-5741


                          ----------------------------

                                                      Summary Plan Description -
                                                         Motion Picture Industry
                                            Pension and Individual Account Plans
                                                                  September 1998

                         Alternate Management Directors
--------------------------------------------------------------------------------

Ms. Helayne I. Antler              Ms. Michele Caylor                 Mr. Michael Rosenfeld
A.M.P.T.P.                         Entertainment Partners             Walt Disney Pictures & Television
15503 Ventura Boulevard            3601 W. Olive Ave., #800           500 South Buena Vista
Encino, CA 91436                   Burbank, CA 91505                  Burbank, CA 91521-7459

Mr. Charles Byloos                 Mr. Harry G. Isaacs                Mr. Ted D. Rubin
Technicolor, Inc.                  Paramount Pictures Corp.           Sony Pictures Entertainment, Inc.
4050 Lankershim Boulevard          5555 Melrose Ave.                  10202 W. Washington Blvd.
N. Hollywood, CA 91608             Bluhdorn Bldg., Ste 104            Culver City, CA 90232
                                   Los Angeles, CA 90038

Mr. Stephen C. Carroll             Mr. John M. McLean                 Mr. William A. Sutman
Metro-Goldwyn-Mayer                CBS Television City                Universal City Studios, Inc.
2500 Broadway                      7800 Beverly Blvd.                 100 Universal City Plaza,, LRW-4
Santa Monica, CA 90404-3061        Los Angeles, CA 90036              Universal City, CA 91608


                           Alternate Labor Directors
--------------------------------------------------------------------------------

Ms. Marjo R. Bernay                Ms. Carole J. Frazier              Mr. Leo T. Reed
Local 854                          Local 892                          Teamsters Local 399
13949 Ventura Blvd., Ste. 301      13949 Ventura Blvd., Suite 309     P.O. Box 6017
Sherman Oaks, CA 91423             Sherman Oaks, CA 91423             N. Hollywood, CA 91603-6017

Mr. James E. Choice III            Ms. Pamela E. Mack                 Mr. Raymond B. Schillaci
Local 683                          Local 727                          Local 724
P.O. Box 7429                      13949 Ventura Blvd., Suite 310     6700 Melrose Avenue
Burbank, CA 91510-7429             Sherman Oaks, CA 91423             Los Angeles, CA 90038

Mr. Harry J. Floyd                 Mr. Carmine A. Palazzo             Mr. Mark A. Seay
I.A.T.S.E.                         Local 729                          Local 755
13949 Ventura Blvd., Ste 300       11365 Ventura Blvd., Suite 202     13949 Ventura Blvd., Suite 305
Sherman Oaks, CA 91423             Studio City, CA 91604              Sherman Oaks, CA 91423

6. The Plans' Requirements Respecting Eligibility for Participation and Benefits, are shown on pages 7 to 26 of this booklet and Articles I, II, III, IV, and V of the Pension Plan and on pages 27 to 32 of this booklet and Articles I, II, III, IV, V, VI, and VII of the Individual Account Plan.


                          ----------------------------

Summary Plan Description -
Motion Picture Industry
Pension and Individual Account Plans
September 1998

7. The Normal Retirement Age under the Plan is generally age 65. However, if you do not have 5 Qualified Years or you have not been a Participant in the Plan for 5 years (excluding service before December 25, 1988), your Normal Retirement Age will be delayed until you meet one of these 5-year requirements. If you have had a Break in Service, a number of special rules apply in determining whether you have 5 Qualified Years or have participated in the Plan for 5 years. Such a Break in Service may further delay your Normal Retirement Age or, in some circumstances, mean that you will never attain your Normal Retirement Age and therefore will not vest in your benefits. Please call the Plan Office if you have any questions regarding these specific rules.

8. The Provisions of the Qualified Joint and 50% Survivor Annuity, which provides a lifetime benefit for a surviving spouse, are set forth in
         Article IV of the Pension Plan and on page 15 of this booklet and
         Article VI of the Individual Account Plan and on page 28 of this booklet.

9. Description of Circumstances Which May Result in Disqualification, Ineligibility, Denial or Loss of Benefits.

                  In addition to other circumstances described elsewhere in the Summary Plan Description (such as not being vested, the various Break in Service rules), you may lose eligibility for benefits if any of the following conditions apply:

         a. A Pensioner who returns to Work in the Industry must inform the Board of Directors in writing, within 1 week of his/her reemployment. Refer to Article IV, Section 7 of the Pension Plan and Article II of the Individual Account Plan.

         b. A Pensioner is not eligible to receive a Pension Plan or Individual Account Plan benefit until s/he has filed written application to the Directors, filed at least 2 calendar months prior to the selected retirement date. Refer to Article IV,
                  Section 1 of the Pension Plan and Article V, Section 1 of the Individual Account Plan.

         c. Pension payments may be suspended or denied for failure to comply with a request from the Executive Administrative Director for information regarding a disability promptly, completely, and in good faith or reemployment or for the willful making of a false statement material to a claim. Refer to Article IV, Sections 5(b)(1) and 7(a)(3) of the Pension Plan.

         d. If you have not yet attained age 65, and receive a Disability Pension but lose entitlement to your Social Security Disability Benefit, you must inform the Board of Directors, in writing, within 1 week of the date you receive notice from the Social Security Administration.

         e. If you stop receiving Social Security Disability Benefits before attaining age 65, your disability retirement benefit under the Pension Plan will stop.

                          ----------------------------

                                                      Summary Plan Description -
                                                         Motion Picture Industry
                                            Pension and Individual Account Plans
                                                                  September 1998

         f. If you return to work in the Industry, your Pension Plan benefits may also be forfeited. Refer to Article IV, Section 7 of the Pension Plan and pages 18-19 of this booklet.

         As noted earlier, this document only provides certain highlights contained in the Plan documents. Other Plan provisions may result in a loss of your benefits.

10.      Plan Termination Insurance

         The Collective Bargaining Parties intend that these Plans continue indefinitely. However, the Collective Bargaining Parties reserve the right, subject to the provisions of the Trust Agreements, to terminate either of the Plans. To terminate the Pension Plan, they must notify and get approval from a governmental agency called the Pension Benefit Guaranty Corporation ("PBGC").

         If either Plan is terminated, you will be notified as soon as possible. You will be told the amount, if any, to which you will become entitled, with an explanation of any election that you may have to make. Your benefits are protected as follows. The assets in the Plan(s), after provision for administrative expenses, will be used to provide for all benefits accrued to the date of termination, whether those benefits are vested or not. Upon termination of the Pension Plan, the Directors shall take such steps as they deem necessary or desirable to comply with Sections 4041A and 4281 of ERISA.

         The benefits under the Pension Plan are insured by the PBGC if the Plan terminates. Generally, the PBGC guarantees most vested normal retirement age benefits, early retirement benefits and certain survivor's pensions. However, the PBGC does not guarantee all types of benefits under covered plans, and the amount of benefit protection is subject to certain limitations.

         The PBGC guarantees vested benefits at the level in effect on the date of Pension Plan termination. However, if benefits have been increased within 5 years before Plan termination, the whole amount of the Plan's vested benefits or the benefit increase may not be guaranteed. In addition, there is a ceiling on the amount of monthly benefit that PBGC guarantees, which is adjusted periodically.

         For more information on the PBGC insurance program and its limitations, direct inquiries to:

                  Coverage and Inquiries Branch
                  Pension Benefit Guaranty Corporation
                  1200 "K" Street, NW
                  Washington, DC 20006             or by calling (202) 326-4000

         The PBGC does not insure any benefits provided by the Individual Account Plan.

                          ----------------------------

Summary Plan Description -
Motion Picture Industry
Pension and Individual Account Plans
September 1998

11. Source of financing of the Plans and identity of any organization through which benefits are provided.

         On and after October 28, 1990, all contributions to the Plans (other than UV & HP) are made by Employer Parties in accordance with their Collective Bargaining or Nonaffiliate Agreements.

         The Plan Office will provide you, upon request, information as to whether a particular Employer is an Employer Party to the Plans and as such, is remitting contributions to the Plans on your behalf.

         Benefits are provided from the Plans' assets which are accumulated and invested under the provisions of the Collective Bargaining Agreements and the Pension and Individual Account Plans' Trust Agreements and held by the Corporate Co-Trustee for the purpose of providing benefits to Active and Retired Participants and defraying reasonable administrative expenses. The Northern Trust Company has been designated as the Corporate Co-Trustee to the Plans.

         The Northern Trust Company is located at 50 South LaSalle Street, Chicago, IL 60675.

         The Plans' assets are invested by financial managers. These financial managers are:

Alliance Capital                             Lipper & Company, L.P.
American Express Asset Management            McMorgan & Company
Bank of Ireland Asset Management Ltd.        Nicholas/Applegate
Boston Partners Asset Management L.P.        NWQ Investment Management Company
Capital Guardian Trust Company               Patterson Capital Corporation
Chelsea Management Company                   Prudential Asset Management Company, Inc.
Heitman Capital Management Corporation       Scudder Kemper Investments, Inc.
Heitman/PRA Securities Advisors, Inc.        The Northern Trust
J.P. Morgan Investment Management Inc.

12.      Record-keeping Period/Plan Year.

         The Plans are on a Fiscal Year, beginning the Sunday before the last Thursday of a calendar year and ending on the Saturday before the last Thursday of the subsequent calendar year.

13. Remedies available under the Plans for the redress of claims which are denied in whole or part, including provisions required by Section 503 of the Employee Retirement Income Security Act of 1974.

         As a Participant in the Motion Picture Industry Pension or Motion Picture Industry Individual Account Plan, you are entitled to certain rights and protection under the Employee Retirement Income Security Act of 1974 ("ERISA"), as amended from time to time.

                          ----------------------------

                                                      Summary Plan Description -
                                                         Motion Picture Industry
                                            Pension and Individual Account Plans
                                                                  September 1998

         ERISA provides that you are entitled to examine, without charge at the Plan Office, all Plan documents, including insurance contracts, Collective Bargaining Agreements and copies of all documents filed by the Plans with the U.S. Department of Labor, such as annual reports and plan descriptions.

         You are entitled to obtain copies of all plan documents and certain other plan information upon written request to the Pension Plan Office. A reasonable charge may be made for all copies.

         A summary of the Plans' annual financial reports, as well as an annual statement of your total pension benefits and your total Qualified Years, will automatically be sent to you each year.

         You are also entitled to obtain a statement telling you whether you have a right to receive a pension at normal retirement age and, if so, what your benefit would be at normal retirement age if you stop working under the plan now. If you do not have a right to a pension, the statement will tell you how many more years you have to work to get a right to a pension. This statement must be requested in writing or in person and is not required to be given more than once a year. The Plans must provide the statement free of charge. The Plans will provide this information to the extent it is able to, based on available records.

         In addition to creating rights for Plan Participants, ERISA imposes obligations upon the persons who are responsible for the operation of the employee benefit plan. The people who operate your Plans, called "Fiduciaries" of the plans, have a duty to do so prudently and in the interest of you and other plan Participants and beneficiaries. No one, including your Employer, your union, or any other person, may fire you or otherwise discriminate against you in any way to prevent you from obtaining a pension benefit or exercising your rights under ERISA.

         Under ERISA, there are steps you can take to enforce the above rights. For instance, if you request materials from the Plans and do not receive them within 30 days, you may file suit in a federal court. In such a case, the court may require the Plan Executive Administrative Director to provide the materials and pay up to $110 a day until you receive the materials, unless the materials were not sent because of reasons beyond the control of the Executive Administrative Director. If you have a claim for benefits which is denied or ignored, in whole or in part, you may file suit in a state or federal court. If it should happen that the Plans' fiduciaries misuse the Plans' money, or if you are discriminated against for asserting your rights, you may seek assistance from the U.S. Department of Labor, or you may file suit in a federal court. The court will decide who should pay court costs and legal fees. If you are successful, the court may order the person you have sued to pay these costs and fees. If you lose, the court may order you to pay these costs and fees, for example, if it finds your claim frivolous.

         If you have any questions about your pension rights under ERISA, you should contact the Plan Office or the nearest area Office of the U.S. Labor-Management Services Administration, Department of Labor.

                          ----------------------------

Summary Plan Description -
Motion Picture Industry
Pension and Individual Account Plans
September 1998

14.      What is the Claims Procedure?

         Upon application for retirement (which must be made at the Plan Office), the Plan Office will provide you with the amount of monthly income you will receive at retirement based on the form of benefit you have selected. In addition, you may file any other claim with respect to the Plan's operations by writing to the Plan (to the attention of the Plan Executive Administrative Director). In general, the Plan Office will review all applications and claims, although they may refer certain matters to the Benefits/Appeals Committee of the Board of Directors ("Committee").

         If your application for benefits or claim under the Plan has been denied in whole or in part, you will be notified of such decision in writing. The notification will describe the specific reasons) for denial, contain specific references to pertinent Plan provisions upon which the denial is based, describe any additional material information necessary for the Participant to perfect the claim, and explain the Plan's review procedure. This notice will be provided within 90 days after your claim is made, although an additional 90 days may be required under special circumstances.

         If you desire further consideration of the decision denying your claim, you may request within 60 days, a review of your benefit by writing to the Plan (to the attention to the Plan Executive Administrative Director, who shall forward such information to the Committee). In connection with this review, you shall be entitled to review pertinent Plan documents and then submit issues and comments in writing to be considered by the Committee. Failure to file a request for review within this 60-day period shall constitute a waiver of the right to review of the decision and such decision will be final and binding upon all parties thereto.

         Once your written request has been received, you will be notified (in writing) of the results of the review of the situation with the specific reason for denial. You will ordinarily be notified within 60 days, although an additional 60 days may be required under special circumstances. The written notice will include specific reasons for the decision and references to pertinent Plan provisions upon which the decision is based.

         The decision of the Committee shall be final and binding on all parties, including the Participant and any person claiming on behalf of the Participant. The foregoing provisions of this Summary Plan Description will apply to and include any and every claim to benefits under the Plan and any claim asserted against the Plan, regardless of the basis asserted for the claim and regardless of when the act or omission upon which the claim is based occurred.

                          ----------------------------

                                                      Summary Plan Description -
                                                         Motion Picture Industry
                                            Pension and Individual Account Plans
                                                                  September 1998


Answers to Frequently Asked Questions        [GRAPHIC]
--------------------------------------------------------------------------------
1.       Who Administers the Plans?

         The Plans are administered by an 18-member Board of Directors made up of an equal number of Union and Employer appointees.

         The Directors have the power and authority to administer the Plans, to construe their provisions and terms, and to establish rules and regulations for their operation. They settle all questions relating to the eligibility of Employees to participate in the Plans and develop procedures for establishing eligibility for retirement benefits and the amount of such benefits. The Directors do not receive compensation in the performance of their duties. An Executive Administrative Director is employed by the Board of Directors to assist in the administration of the Plans.

2.       When did pension benefits begin?

         The Motion Picture Industry Pension Plan started on October 26, 1953, and the Motion Picture Industry Individual Account Plan on August 1, 1979. Pension payments from the Pension Plan began on January 1, 1960. (See pages 7 and 27)

3.       Do I have to retire when I reach a certain age?

         No. You may continue working as long as you like. Retirement under these Plans is voluntary. There is no mandatory retirement age. However, your pension payments will automatically begin by April 1 of the calendar year following the year in which you turn 70 1/2 years of age even though you are still working and you were born on or after July 1, 1917, or are a 5% owner of the stock (or voting shares) of an Employer. (See page 14)

4.       When should I apply for pension benefits?

         Pension applications must be filed on a form furnished by the Plan Office at least 2 calendar months before your desired retirement date. (See page
7)

         When you are ready to retire, simply call the Plan Office to make an appointment with a Retirement Counselor.

5.       How much do I pay for my pension?

         On and after October 28, 1990, all contributions received by the Pension Plan are Employer contributions.

         (Prior to October 28, 1990, 16.4 cents/hour was deducted from your pay check each pay period and remitted to the Motion Picture Industry Pension Plan toward your pension.)

                          ----------------------------

Summary Plan Description -
Motion Picture Industry
Pension and Individual Account Plans
September 1998

6.       Can I withdraw pension contributions?

         If you are not vested and have Employee Contributions in the Pension Plan, you may withdraw these contributions plus interest if you leave the Industry for a minimum of 3 months following delivery of a completed withdrawal form to the Plan Office, or if you have a Break in Service (see page 22). However, you will forfeit your pension benefits if you withdraw your contributions. (See page 23.)

         You may also withdraw your Unclaimed Vacation and Holiday Pay under certain circumstances. (See page 22)

7.       May anyone be a Participant in the Plans?

         See the definition of Employee on page 2.

8.       Will proof of age be required?

         Yes, you must furnish proof of your date of birth when you retire. If you are married, proof of your spouse's date of birth and marriage certificate must also be furnished.

9.       May I work until I receive my first pension check?

         You may work through the end of the month preceding the month in which you receive your first retirement check.

10.      What happens if I incur a Break in Service?

         You will be notified at your current address on record following a Break in Service. (See page 21)

11.      Do the Plans provide any benefits upon the death of an Active
         Participant?

         See page 25 for the Pension Plan and page 31 for the IAP.

12.      Are there any benefits payable after the death of a Retiree?

         There may be, depending on the type of benefit chosen and the amount of benefits already paid. See Types of Pension Payments on page 15 and Death Benefits After Retirement on page 26.

13.      Are pension or death benefits taxable?

         Yes. Please consult your tax advisor.

                          ----------------------------

                                                      Summary Plan Description -
                                                         Motion Picture Industry
                                            Pension and Individual Account Plans
                                                                  September 1998

14.      Are statements for tax purposes furnished?

         Yes. Each person who receives benefits is sent a 1099R before February 1 following the year of payment.

15.      May pension benefits be assigned?

         No. Please see Garnishment or Assignment of your Pension Benefits, page 33.

16.      Are pension benefits available in a lump sum payment?

         Pension Plan benefits of vested Participants must normally be taken in the form of a selected annuity. However, if the present value of your monthly benefits is more than $5,000 but not more than $10,000, the entire value may be taken as a single lump sum. If the present value of your monthly benefits is $5,000 or less, the entire value will automatically be paid to you in a single lump sum. (See page 18)

         Individual Account Plan benefits may be selected in a lump sum or as an annuity. If your account balance is $5,000 or less, then it will automatically be paid in a lump sum. (See page 28)

         17. What happens if I work after I retire?

         For 2 months beginning on the date you retire, you may not work in the Industry at all (for an Employer) or have a Month of Suspendible Service. Thereafter you may work in the Industry under certain circumstances although this may result in a forfeiture of your pension benefits. See Reemployment of Pensioner on pages 18 & 30.

18.      If I return to work after retiring, do I gain additional credit?

         Please see page 9 and Reemployment of Pensioner on pages 18 and 30 of this booklet.

19.      Do Pensioners and beneficiaries receive benefit increases?

         Although there have been a number of pension increases for Retirees in the past, the Directors are under no obligation to increase the retirement benefit of Pensioners and beneficiaries.

20. Do Pensioners who retire before age 65 have their early retirement factor increased as they get older?

         No. The calculations are based on your age at the selected retirement date. Your monthly pension benefit will not change because you get older.

                          ----------------------------

Summary Plan Description -
Motion Picture Industry
Pension and Individual Account Plans
September 1998

21. May I withdraw the Pension or Individual Account Plan contributions made by my Employer if I am not vested?

         No. (See pages 5 and 28.)

22.      When are pensions paid?

         Pension Plan monthly benefits are paid on the first of the month for the current month. For example, you have selected July 1, 1998, as your retirement date, you will receive your July 1998 pension on July 1, 1998, or as soon as practicable thereafter. See page 28 for Individual Account Plan benefit payment options.

23.      Are pension benefits retroactive?

         Benefits are not paid retroactively. The only exception is a Disability Retirement Pension and when appropriate, monthly benefits in the Individual Account Plan.

24.      Can my pension checks be sent directly to my bank account?

         Yes. As an alternative to the U.S. Postal Service, you may wish to have your monthly pension payments directly deposited to your bank account by Electronic Fund Transfer. Simply provide the Plan Office with a voided check of the account desired. Please allow a couple of months to establish your transfer. Your pension payment will be electronically transferred to your account on the first of each month.

25. Why doesn't the Plan Office change my address when I send a change of address to the Local or my Employer?

         The Plan Office is a separate entity from any Local or Studio. When you move, please do not forget to provide the Plan Office with your change of address. For your convenience, a change of address/beneficiary card is provided at the end of this booklet.

26.      What do I do if I'm getting a divorce?

         Have your legal representative contact the Plan Office as regards filing a joinder and for a sample Qualified Domestic Relations Order.


                          ----------------------------

                                   APPENDIX A

Motion Picture Industry Individual Account Plan
Compensation Related Allocation
--------------------------------------------------------------------------------

         As described on page 27, a compensation-related allocation is made under the IAP. The allocation is only made to Covered Participants who have a Qualified Year (or 870 hours, if applicable) for the year in question. Covered Participants are only those Participants listed in the chart below. The allocation equals 1%, 2% or 3% of compensation for Credited Hours (as a Covered Participant), as set forth in the chart below.


--------------------------------------------------------------------------------------------
Participants Covered by the Producer-                  1%: 8/4/96 -- 3/28/98
I.A.T.S.E. and M.P.T.A.A.C. Basic Agreement, and       2%: 3/29/98 -- 5/29/99
Eligible Nonaffiliate Participant(4)                   3%: 5/30/99 -- 7/31/2000
--------------------------------------------------------------------------------------------
Participants Covered by the 1996 Producer-             1%: 9/29/96 -- 5/30/98
I.A.T.S.E. and M.P.T.A.A.C. Videotape Electronics      2%: 5/31/98 -- 7/31/99
Supplemental Basic Agreement                           3%: 8/1/99 -- 9/30/2000
--------------------------------------------------------------------------------------------
Participants Covered by the 1996 A.I.C.P.-             1%: 11/1/96 -- 5/30/98
I.A.T.S.E. Television Commercial Agreement             2%: 5/31/98 -- 7/31/99
                                                       3%: 8/1/99 -- 10/31/2000
--------------------------------------------------------------------------------------------
Participants Covered by the Basic Crafts               1%: 8/3/97 -- 3/27/99
Agreements(5)                                          2%: 3/28/99 -- 6/2/2000
                                                       3%: 6/3/2000 -- 7/31/2001
--------------------------------------------------------------------------------------------
Any other Participants Covered by a Collective         Based on dates set forth in collective
Bargaining Agreement Requiring Compensation            bargaining agreement relating to
Related Contributions                                  compensation related contributions
--------------------------------------------------------------------------------------------

------------

         (4) Most Nonaffiliates are not Covered Participants and thus are not eligible to receive compensation-related allocations. The only Nonaffiliate Covered Participants are (1) employees of the Pension Plan, IAP and Motion Picture Industry Health Plan, (2) employees employed by union parties, (3) employees of the Alliance of Motion Picture and Television Producers, CSATF or Permanent Charities and (4) production office coordinators, production accountants, and effective 9/20/98, art department coordinators. (However, Nonaffiliates described in clauses (1), (2) or (3) are not Covered Participants if their Employer was a party to the Plan on 8/1/96 unless the Employer elects to make compensation-related contributions.) For Nonaffiliates described in clauses (1), (2) or (3) above, compensation is defined as W-2 pay plus any 401(k) or cafeteria plan deferrals. For Participants described in clause (4), compensation is the regular basic hourly rate that would be applicable if the individual was subject to the I.A.T.S.E. Local 717 collective bargaining agreement.

         (5) Basic Crafts consists of the Operative Plasterers and Cement Finishers' Local #755; the Studio Utility Employees, Local #724; the International Brotherhood of Electrical Workers, Local #40; the United Association of Journeymen and Apprentices of the Plumbing and Pipe Fitting Industry, Local #78; and the International Brotherhood of Teamsters, Chauffeurs, Warehousemen and Helpers of America, Local #399.

                          ----------------------------

Summary Plan Description -           Appendix A: Compensation Related Allocation
Motion Picture Industry
Pension and Individual Account Plans
September 1998

No compensation-related allocations are made after the dates set forth above, unless the applicable bargaining agreements are amended to provide for compensation-related contributions. No allocations are made for hours you are not a Covered Participant.

                          ----------------------------

                                   APPENDIX B

Retiree Health Plan Benefits(6)
--------------------------------------------------------------------------------

         The Motion Picture Industry Health Plan ("Health Plan") provides Retiree Health Plan benefits from the Retired Employees Fund. This coverage is at no cost to the Retiree.

         Described below is a brief summary of the eligibility requirements for Retiree Health.

         o a life insurance policy of $2,000 on the life of the Participant, and

         o hospital, medical, dental, vision and prescription benefits for you and your eligible dependents.


         To be eligible for this benefit, the Health Plan requires:

         o        20,000 hours, and

         o        20 Qualified Years

on which contributions were paid to the Retired Employees Fund.

         For purposes of discussion in this section, the term "Qualified Year" shall mean any Plan Year in which a Participant worked at least 400 hours on which contributions were paid to the Retired Employees Fund.

     1. With 20 Qualified Years and 20,000 Hours, your Retiree Health benefits will commence the 1st of the month following your 62nd birthday.

     2. With 30 Qualified Years and 55,000 Hours, your Retiree Health benefits will commence the 1st of the month following your 61st birthday.

     3. With 30 Qualified Years and 60,000 Hours, your Retiree Health benefits will commence the 1st of the month following your 60th birthday.

         The Disability Retirement Pension includes Retiree Health Plan coverage. The age requirement of 62 does not apply if you retire with a Disability Retirement Pension. To be eligible for this benefit, you must satisfy the requirements of the Motion Picture Industry Pension Plan for a Disability Retirement Pension (see page 12). If you have been married for at least 2 years and your Retiree Health Certification was based on a Disability Retirement Pension with less than 20 Qualified Years and less than 20,000 Credited Hours, your surviving spouse at the time of your death will receive one year of extended coverage for each Qualified Year you have earned.


---------------

         (6) This brief summary is provided for your convenience. It is not a Summary Plan Description. Please consult the Retiree Health Summary Plan Description for more information.

                          ----------------------------

Summary Plan Description -            Appendix B: Retiree Health Plan Benefits
Motion Picture Industry
Pension and Individual Account Plans
September 1998


         If a Participant has been married for at least 2 years, has the required years and hours for Retiree Health Plan benefits and:

         o is at least age 62 at the time of death, the surviving spouse will be eligible for a lifetime coverage or until remarriage; or

         o is less than age 62 at the time of death, the surviving spouse will receive 1 year of extended coverage for each Qualified Year that the deceased Participant has earned.

         The surviving spouse who has been married to a Participant for less than 2 years at the time of death will receive coverage for a period of 6 months after the Participant's death if the Participant has the required years and hours for Retiree Health Plan benefits.

                          ----------------------------